“***” = CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
EXECUTION COPY
CPAM: 4144773.2
AMENDMENT NO. 1 TO STOCK PURCHASE AND CONTRIBUTION AGREEMENT
This AMENDMENT NO. 1 TO STOCK PURCHASE AND CONTRIBUTION AGREEMENT, dated as of August 31, 2011 (this “Amendment”), is made by and among the parties named on Schedule I hereto (collectively, the “Sellers”) and CoaLogix Holdings, Inc., a New York corporation (“Buyer”).
RECITALS
A.    CoaLogix Inc., the Sellers and Buyer are parties to a Stock Purchase and Contribution Agreement, dated as of July 28, 2011 (the “Agreement”), pursuant to which the Sellers agreed to sell, and Buyer agreed to purchase, all of the outstanding shares of Capital Stock of the Company, other than the Rollover Shares, and the Sellers holding Rollover Shares agreed to contribute such Shares to Buyer in exchange for shares of Capital Stock of Buyer.
B.    Sellers holding Rollover Shares have agreed to increase the number of Rollover Options held by them, and in connection therewith the parties have agreed that there will be no Rollover Shares and that such Sellers will sell all of their Shares (including Rollover Shares) to Buyer in the Closing for cash in lieu of effecting such contribution and exchange.
C.    The parties desire to amend the Agreement in order to reflect the foregoing and to make such other conforming amendments to the Agreement as are set forth herein.
D.    Pursuant to Section 13.8(b) of the Agreement, the Agreement may be amended with the written consent of Buyer and each Seller whose rights and obligations under the Agreement are affected thereby.
Accordingly, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers and Buyer intending to be legally bound agree as follows:
SECTION 1.2Amendment. The Agreement is hereby amended as follows:
(a)The name of the Agreement shall be changed from “Stock Purchase and Contribution Agreement” to “Stock Purchase Agreement”.
(b)Recital C shall be amended by deleting the following language therein: “(other than the Rollover Shares, which will be contributed to the Buyer pursuant to the Contribution Agreements)”.
(c)Section 1.1 shall be amended by deleting the definitions of the following terms: “Contribution Agreements”, “ECP Contribution”, “Escrow Percentage”, “Non-Rolling Seller”, and “Rollover Shares”. Wherever the term “Escrow Percentage” or “Escrow Percentages” is used in the Agreement, such term shall be replaced with “Seller Percentage” or “Seller Percentages” as applicable.
(d)Section 1.1 shall be further amended by deleting the following language from the definition of “Acquisition Proposal”: “, the Contribution Agreements”.
(e)Section 1.1 shall be further amended by deleting the following language from the definition of “Majority in Interest”: “(or, with respect to any use of the term “Majority in Interest” appearing in Section 2.5 or in the definition of Closing Statement Arbitrator, Escrow Percentages)”.
(f)Section 2.1 shall be amended by deleting from the first sentence thereof the phrase “, other than in each case the Rollover Shares, which will be contributed to the Buyer pursuant to the Contribution Agreements” and by deleting the proviso from the second sentence thereof.
(g)Section 2.2 shall be amended by deleting from the first sentence thereof the phrase “(other than the Rollover Shares) and the contribution of the Rollover Shares to the Buyer”.
(h)The heading of Section 2.3 shall be amended by deleting the phrase “; Contributions to Buyer”.
(i)Section 2.3(a) shall be amended by (i) changing the term “Non-Rolling Seller” to “Seller” in each instance where it appears therein and (ii) deleting clauses (B) and (E) and re-lettering clauses (C) and (D) as (B) and (C), respectively.
(j)Section 2.3(b) shall be deleted in its entirety.
(k)Section 2.4 shall be amended by (i) deleting paragraphs (d) and (e) and re-lettering the subsequent paragraphs sequentially and (ii) changing the reference to “Non-Rolling Sellers” therein to “Sellers”.
(l)Section 2.5 shall be amended by (i) changing the term “Non-Rolling Seller” to “Seller” in each instance where it appears therein and (ii) amending clause (ii) of paragraph (f) thereof such that it reads in its entirety as follows:
“If the Estimated Purchase Price is greater than the Final Purchase Price, the Buyer and each Seller shall cause to be released from the Escrow Account an amount equal to the product of (x) such excess, up to the Working Capital Escrow, multiplied by (y) such Seller's Seller Percentage, and if the Working Capital Escrow is insufficient, each Seller shall pay to Buyer by Wire Transfer an amount equal to such Seller's Seller Percentage of the shortfall.”
(m)Section 3.2 shall be amended by deleting from the second sentence thereof the following language: “, any Contribution Agreement to which such Seller is party,”.
(n)Section 8.3 shall be amended by deleting from the first sentence thereof the following language: “contribution or”.
(o)Section 10.2(i) shall be amended such that it reads in its entirety as follows:
“In the event that any Seller is required to indemnify any Buyer Indemnitee under this Agreement with respect to any claim asserted in good faith on or prior to the *** anniversary of the Closing (a “Timely Claim”), such Seller and the Buyer shall cause such amount to be paid from the Escrow Account (to the extent available from such Seller's sub-account in the Escrow Account), and such payment shall be deemed to be made by such Seller in satisfaction of such claim to the extent of such payment. The Buyer and the Sellers shall keep a ledger of any distributions made from the Escrow Account. On the *** anniversary of the Closing, the Sellers and the Buyer shall cause all amounts then remaining in the Escrow Account to be released and paid to the Sellers (in accordance with the amounts in each Seller's sub-account in the Escrow Account); provided, however, that if any Timely Claim against any Seller remains pending on such anniversary, the amount of such Timely Claim shall not be so released from such Seller's sub-account until such Timely Claim is resolved and any payment required to be made with respect to such Timely Claim is made.”
(p)Section 11.7(e) shall be deleted in its entirety.
(q)Section 13.4 shall be amended by deleting from the first sentence thereof the following language: “, the Contribution Agreements”.

(r)Schedule I shall be amended by deleting the last column thereof (entitled “Escrow Percentage”).
(s)Exhibit A shall be deleted in its entirety.
SECTION 2.2Effectiveness. The amendments to the Agreement set forth herein shall be effective immediately upon the execution and delivery (including by facsimile) of a counterpart to this Amendment by each of the signatories hereto.
SECTION 3.2Continued Effect. Except as expressly amended hereby, the Agreement is hereby confirmed and ratified and shall remain unchanged and in full force and effect.
SECTION 4.2Defined Terms and References. Terms used but not defined herein shall have the meanings set forth in the Agreement, and references to Sections, Exhibits and Schedules herein are references to sections, exhibits and schedules of the Agreement, unless otherwise indicated. All references in the Agreement to the Agreement shall be deemed to refer to the Agreement as amended hereby.
SECTION 5.2Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.
IN WITNESS WHEREOF, the Sellers and Buyer have signed or have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

COALOGIX HOLDINGS, INC.

By:
Andrew D. Singer
President

ACORN ENERGY, INC.
By:
John A. Moore
President and Chief Executive Officer

ENERTECH CAPITAL PARTNERS III, L.P. By: ECPIII Management, L.P., its General Partner By: ECPIII Management LLC, its General Partner
By:

Scott Ungerer
President and Chief Executive Officer

WILLIAM J. MCMAHON

MICHAEL F. MATTES

ERIC B. DANA

JOE B. COGDELL, JR.

Schedule I

Sellers

Acorn Energy, Inc.
***
***
Joe B. Cogdell, Jr.
***
William J. McMahon